SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

| |  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials

                     COMMUNITY BANK SHARES OF INDIANA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

Community Bank Shares of Indiana, Inc.

April 9, 2007

Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders of Community Bank Shares of Indiana, Inc., which will be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on Tuesday, May 15, 2007 at 1:00 p.m., Eastern Daylight Time.

At the meeting, we will be electing 3 directors, as well as considering ratification of the selection of Crowe Chizek and Company LLC as our independent registered public accounting firm.

You may vote your shares using the Internet or the telephone by following the instructions on the enclosed proxy card or voting instruction form. Of course, you may also vote by returning the enclosed proxy card or voting instruction form. It is important that your shares be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to vote by Internet, telephone or mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will ensure that your vote is counted if you are unable to attend.

A buffet lunch will be served from 11:30 a.m. until 12:45 p.m., in the meeting room, so please plan on joining us for something to eat before the meeting begins.

We feel that the Annual Meeting is an important opportunity to communicate with our shareholders and we look forward to seeing you if you are able to attend. Your continued support of and interest in Community Bank Shares of Indiana, Inc., is greatly appreciated.

Sincerely,

/s/ James D. Rickard

James D. Rickard
President and Chief Executive Officer

                     Community Bank Shares of Indiana, Inc.
                             101 West Spring Street
                            New Albany, Indiana 47150
                                 (812) 944-2224

        Notice of Annual Stockholders' Meeting to be held on May 15, 2007

                                                                   April 9, 2007

            Date:  Tuesday, May 15, 2007

            Time:  1:00 p.m., Eastern Daylight Time

           Place:  Koetter Woodworking Forest Discovery Center
                   533 Louis Smith Road
                   Starlight, Indiana  47106

         Purpose:       o   To elect three directors,
                        o   Ratify the appointment of the independent auditors,
                            and
                        o   To transact such other business as may properly come
                            before the meeting

     Record Date:  Close of business on March 8, 2007

      It is desirable that as many stockholders as possible be represented at the meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You may revoke the proxy at any time before the authority therein is exercised.

By order of the Board of Directors,

/s/ Pamela P. Echols

Pamela P. Echols
Secretary

                             Your Vote is Important
--------------------------------------------------------------------------------
Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the enclosed Proxy Card in the accompanying postage-paid envelope.
--------------------------------------------------------------------------------

     If you plan to attend the meeting, please note that registration will begin at 11:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras (including cellular phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

                                Table of Contents

Letter from President .................................................................    1
Notice of Annual Meeting of Stockholders ..............................................    2
Table of Contents .....................................................................    3
Voting Information ....................................................................    4
Proxy Solicitations ...................................................................    5
Annual Report .........................................................................    5
Multiple Stockholders Sharing the Same Address ........................................    5
Corporate Governance and Board Matters ................................................    5
Certain Relationships and Related Person Transactions .................................    9
 Stockholder Communications with the Board of Directors ...............................   10
Stockholder Proposals for 2008 Annual Meeting .........................................   10
Executive Compensation ................................................................   10
   Compensation Discussion and Analysis ...............................................   10
   Summary Compensation Table .........................................................   15
   Grants of Plan-Based Awards ........................................................   17
   Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards .   17
   Employment Agreements ..............................................................   18
   Outstanding Equity Awards at Fiscal Year End .......................................   20
   Option Exercises and Stock Awards Vested ...........................................   21
   Pension Benefits ...................................................................   21
   Potential Payments Upon Termination or Change in Control ...........................   21
   Employment Agreements ..............................................................   21
   Payments upon Termination of Employment Agreement ..................................   21
   Severance Payment Table ............................................................   22
   Payments Upon "Change in Control" ..................................................   23
   Change in Control Compensation Table ...............................................   24
   Compensation Committee Report ......................................................   25
Compensation Committee Interlocks and Insider Participation ...........................   26
Section 16(a) Beneficial Ownership Reporting Compliance ...............................   26
Stock Ownership by Directors and Executive Officers ...................................   26
Report of the Audit Committee .........................................................   28
Independent Auditors ..................................................................   29
Items To Be Voted On ..................................................................   30
   Proposal No. 1 - Election of Directors .............................................   30
      Information About Director Nominees .............................................   30
      Information About Continuing Directors ..........................................   31
Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm ........   32
Executive Officers Who Are Not Directors ..............................................   32
Other Matters .........................................................................   33

                     Community Bank Shares of Indiana, Inc.
                             101 West Spring Street
                            New Albany, Indiana 47150
                                 (812) 944-2224

                                 Proxy Statement
        Notice of Annual Stockholders' Meeting to be held on May 15, 2007

      We are sending you this proxy statement because the Board of Directors of Community Bank Shares of Indiana, Inc. is soliciting your proxy to vote your shares at our Annual Meeting of Stockholders to be held on May 15, 2007 and at any adjournments. This proxy statement and accompanying proxy is first being mailed on or about April 9, 2007 to stockholders of record as of the close of business on March 8, 2007.

      As used in this proxy statement, the terms the "Company", "we", "us" and "our" refer to Community Bank Shares of Indiana, Inc., an Indiana corporation.

Voting Information

      Who Can Vote. Only stockholders of record at the close of business on March 8, 2007 will be entitled to vote at our Annual Meeting. On March 8, 2007, there were 3,423,406 shares of Common Stock issued and outstanding, and we had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

      Voting by Proxy. Stockholders may vote at the Annual Meeting in person or by proxy. You can vote your shares by proxy by voting on the Internet, the telephone, or by signing, dating and mailing the enclosed proxy card. If you vote by Internet, telephone or by signing and returning the enclosed proxy card, your shares will be voted in accordance with the instructions you provide. If you vote without providing contrary instructions, your proxy will be voted in the following manner:

            o     for the nominees for director as described in this proxy
                        statement;

            o     for the ratification of the appointment of Crowe Chizek and
                        Company LLC as our independent registered public accounting firm for 2007; and

            o     for the transaction of such other business as may properly come before the Annual Meeting, in accordance with the judgment of the persons appointed as proxies, though management is not aware of any such other business.

      If you wish to vote in person at the Annual Meeting but hold your stock in street name (that is, in the name of a broker, bank or other institution), then you must have a proxy from the broker, bank or institution in order to vote at the meeting.

      The proxies being solicited may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

      Revoking a Proxy. You may revoke or change your proxy at any time before it is exercised by (i) filing with the Secretary of the Company written notice of revocation (Pamela P. Echols, Secretary, Community Bank Shares of Indiana, Inc., 101 W. Spring Street, New Albany, Indiana 47150); (ii) submitting to the Secretary a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and (after having given the Secretary notice of your intention to vote in person) voting your shares of our Common Stock in person. If your shares are held through a broker, please contact the broker to revoke or change your proxy.

      Quorum and Votes Required. The presence in person or by proxy of at least a majority of the outstanding shares of our Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. The three nominees receiving the most votes for director positions expiring in 2010 will be elected directors. The proposal to ratify the appointment of the Company's independent registered public accounting firm will be approved if the votes cast for the proposal exceed the votes cast against the proposal at the Annual Meeting.

     Brokers holding shares of record for customers generally are not permitted to vote on certain matters unless they receive voting instructions from their customers. When brokers do not receive voting instructions from their customers, they notify the company on the proxy form that they lack voting authority. The votes that could have been cast on the matter in question by brokers who did not receive voting instructions are called "broker non-votes." Broker non-votes will not be counted as votes for or against a matter and will not be included in calculating the number of votes necessary for approval on those matters. Broker non-votes will be counted to determine the presence of a quorum. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance and in determining the number of shares present at the Annual Meeting. An abstention is not the equivalent of a "no" vote on a proposition.

Proxy Solicitations

      We will pay all of the expenses of this solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our Common Stock. In addition to solicitations by mail, our Directors, officers, and employees may solicit proxies personally or by telephone without additional compensation.

Annual Report

      Accompanying this proxy statement is a copy of our Annual Report to Stockholders for the year ended December 31, 2006, as well as a copy of our Annual Report on Form 10-K for fiscal year 2006 filed with the SEC under the Securities Exchange Act of 1934. Such Annual Report and Form 10-K are not a part of the proxy solicitation materials.

Multiple Stockholders Sharing the Same Address

      In December 2000, the SEC adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

      This year, one or more brokers with accountholders who are stockholders of the Company will be "householding" our proxy materials, and we are now also "householding" our proxy materials, as well as our Annual Report to Stockholders and Annual Report on Form 10-K. A single Proxy Statement, as well as a single copy of our Annual Report to Stockholders and Annual Report on Form 10-K, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, or us, that either of us will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement as well as a separate copy of our Annual Report to Stockholders and Annual Report on Form 10-K, please notify your broker or direct your written request to Community Bank Shares of Indiana, Inc., Attn:
Pamela P. Echols, Corporate Secretary, P. O. Box 939, New Albany, Indiana 47150, or contact Ms. Echols at (812) 981-7373. If your broker is not currently "householding" (i.e., you received multiple copies of our Proxy Statement as well as our Annual Report to Stockholders and Annual Report on Form 10-K), and you would like to request delivery of a single copy, you should contact your broker.

Corporate Governance and Board Matters

      Corporate Governance Guidelines; Code of Ethics. Ethical business conduct is a shared value of our Board of Directors, management and employees. Our Code of Ethics applies to our Board as well as all employees and officers, including our principal executive officer, principal financial officer and principal accounting officer.

      Our Code of Ethics covers all areas of professional conduct, including, but not limited to, conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to our business. We encourage all employees, officers and Directors to promptly report any violations of the Code of Ethics to the appropriate persons identified in such Code of Ethics. A copy of our Code of Ethics is available through the Investor Relations section of our website at the following address: www.yourcommunitybank.com.

      The Audit Committee has established a toll-free hotline through which confidential complaints may be made by employees regarding: illegal or fraudulent activity; questionable accounting, internal controls or auditing matters; conflicts of interest and dishonest or unethical conduct; disclosures in the Company's SEC reports, bank regulatory filings and other public disclosures that are not full, fair, accurate, timely and understandable; violations of the Community Bank Shares of Indiana Code of Ethics policy; and/or any other violations of laws, rules or regulations. Complaints submitted through this process are presented to the Audit Committee upon receipt.

      Board Structure and Committees. Currently, there are 9 members of our Board of Directors:

         Timothy T. Shea, Chairman                 Gary L. Libs, Vice Chairman
         George M. Ballard                         James D. Rickard
         R. Wayne Estopinal                        Kerry M. Stemler
         Gordon L. Huncilman                       Steven R. Stemler
         Dale L. Orem

      Regular meetings of the Board of Directors of the Company are held on a monthly basis. The Board of Directors of the Company held a total of 14 meetings during the year ended December 31, 2006. All of the directors attended at least 75% of all the meetings of our Board of Directors and the committees on which they served during the year ended December 31, 2006. While not a policy, it is our practice that Directors attend the Annual Meeting of stockholders.

      Our Board of Directors has four standing committees: the Executive Committee, the Audit Committee, Compensation Committee and the Nominations Committee.

        Members of                                                                    Meetings
   Executive Committee          Functions of the Committee                            in 2006
   -------------------          --------------------------                            -------
Timothy T. Shea, Chairman       o   Exercises powers of the Board of Directors
Gary L. Libs                        between meetings of the full Board                  28
James D. Rickard
Kerry M. Stemler


       Members of                                                                    Meetings
    Audit Committee             Functions of the Committee                           in 2006
    ---------------             --------------------------                           -------
Gordon L. Huncilman,            o   Serves as audit committee for us and for our        6
Chairman                            subsidiary, Your Community Bank;
George M. Ballard               o   Monitors the integrity of our financial
Gary L. Libs                        reporting processes and the quality of our
Timothy T. Shea                     systems of internal controls regarding
Steven R. Stemler                   finance, accounting, and legal compliance;
                                o   Selects our independent auditor and
                                    determines such auditor's compensation;
                                o   Monitors the independence and performance of
                                    the independent auditor, management and the
                                    internal audit department;
                                o   Pre-approves, if appropriate, all related
                                    party transactions;
                                o   Monitors our compliance with legal and
                                    regulatory requirements; and
                                o   Oversees the establishment and investigation
                                    of complaints regarding accounting, internal
                                    accounting controls or audit matters

        Members of                                                                   Meetings
  Compensation Committee        Functions of the Committee                           in 2006
  ----------------------        --------------------------                           -------
Timothy T. Shea, Chairman       o   Please refer to the sections in this proxy          6
Gary L. Libs                        entitled "Executive Compensation -
                                    Compensation Discussion and Analysis" and
                                    "Executive Compensation - Compensation
                                    Committee Report"

        Members of                                                                   Meetings
   Nominations Committee        Functions of the Committee                           in 2006
   ---------------------        --------------------------                           -------
Timothy T. Shea, Chairman       o   Recommends individuals to stand for election        1
Gary L. Libs                        or re-election as directors;
                                o   Considers recommendations by our
                                    stockholders of potential nominees for
                                    election as directors; and
                                o   Makes recommendations to our board
                                    concerning the structure of our board and
                                    corporate governance matters

      Board and Committee Independence; Audit Committee Financial Expert. All Company directors apart from Messrs. K. Stemler and Rickard are "independent directors" as defined by the rules of NASDAQ. Further, our Board of Directors has determined that each of the members of the Audit and Compensation Committees is independent as defined by the rules of NASDAQ for audit committee members. Our Board of Directors has determined (in accordance with Securities and Exchange Commission Regulation S-K 407(h)) that Timothy T. Shea satisfies the qualifications of "financial expert" and Mr. Shea accordingly has been designated as the Audit Committee financial expert.

      Executive Sessions of the Board. Non-management Directors meet in executive sessions without management. "Non-management" directors are all those who are not officers of the Company or a subsidiary and may include Directors who are not "independent directors" as determined under NASDAQ rules by virtue of a material relationship with the Company or a family relationship. Executive sessions are led by a "Presiding Director" and are held at least twice annually in conjunction with regularly scheduled Board meetings. Other sessions may be called by the Presiding Director in his or her own discretion or at the request of the Board. Timothy T. Shea has been designated as the Presiding Director.

      Consideration of Director Nominees. The Nominations Committee will consider director candidates who have been identified by other Directors, officers or our stockholders but has no obligation to recommend such candidates for nomination. The Nominations Committee will apply the same procedure for evaluating nominees for Director, regardless of the source of identification of such nominee, including whether or not the nominee was recommended by a stockholder, current Director, officer or other source. The Nominations Committee does not have a charter.

      For a stockholder to submit a candidate for consideration as a director at our 2008 Annual Meeting of Stockholders, a stockholder must notify our corporate secretary no later than December 11, 2007 (the date 120 days prior to the first anniversary of the date of the 2007 annual meeting proxy statement) and provide the following supporting information:

            1. The name and address of the candidate and the nominating stockholder;

            2. A comprehensive biography and resume of the candidate and an explanation of why the candidate is qualified to serve as a Director taking into account the criteria identified in our evaluation guidelines (see below);

            3. Proof of ownership, the class and number of shares, and the length of time that the shares of our Common Stock have been beneficially owned by the nominating stockholder (and the candidate if the candidate owns any of our voting securities);

            4.    A resume of the nominating stockholder; and

            5. A letter signed by the candidate stating his or her willingness to serve if elected.

Notices and supporting information should be sent to: Community Bank Shares of Indiana, Inc., 101 West Spring Street, New Albany, Indiana 47150 Attn: Corporate Secretary.

      Neither the Board of Directors nor the Nominations Committee has adopted any specific, minimum qualifications that must be met by Nominations Committee-recommended nominees for the Board of Directors. While the Nominations Committee looks at a variety of factors in evaluating nominees, it has not adopted any specific qualities or skills for a candidate it believes are necessary. In determining what candidates it should nominate for election to the Board of Directors, the Nominations Committee considers the following:

            1. Decisions for recommending candidates for nomination shall be based on merit, qualifications, performance, character and integrity and the Company's business needs and shall comply with the Company's anti-discrimination policies and federal, state and local laws;

            2. The composition of the entire Board shall be taken into account when evaluating individual directors, including: the diversity, depth and breadth of knowledge, skills, experience and background represented on the Board; the need for financial, business, financial industry, public company and other experience and expertise on the Board and its committees; and the need to have directors work cooperatively to further the interests of the Company and its stockholders;

            3. Candidates shall be free of conflicts of interest that would interfere with their ability to discharge their duties as director;

            4. Candidates shall be willing and able to devote the time necessary to discharge their duties as a director and shall have the desire and purpose to represent and advance the interests of the Company and stockholders as a whole; and

            5.    Any other criteria the Nominations Committee deems important.

      Compensation of Directors. The following table summarizes the compensation we paid to our directors in 2006.

                                                                        Change in
                                                                      Pension Value
                                                                          and
                       Fees                                           Nonqualified
                      Earned                           Non-Equity       Deferred
                      or Paid   Stock     Option     Incentive Plan   Compensation     All Other
     Name             in Cash   Awards   Awards(1)    Compensation      Earnings      Compensation    Total
     ----             -------   ------   ---------   --------------   -------------   ------------   -------
George M  Ballard     $15,900       --    $ 2,495               --              --           --      $18,395

R  Wayne Estopinal     14,400       --      2,495               --              --           --       16,895

Gordon L  Huncilman    19,950       --      2,911               --              --           --       22,861

Gary L  Libs           36,550       --      3,327               --              --           --       39,877

Dale L  Orem           14,400       --      2,495               --              --     $ 38,400(2)    55,295

Timothy T  Shea        39,550       --      3,327               --              --           --       42,877

Kerry M  Stemler       21,900       --      3,327               --              --           --       25,227

Steven R  Stemler      15,650       --      2,495               --              --           --       18,145

-------------

(1) The amounts under this column represent the Financial Accounting Standards 123R expense relating to each director's previously granted stock options which we recognized during 2006. The grant date fair value of each stock option in 2005 was $2.50. The aggregate number of stock options (vested and unvested) held by our directors as of December 31, 2006 was 24,500.

(2) Mr. Orem received $38,400 in consulting fees from us in connection with a consulting agreement he has with us to provide services for us and our subsidiaries.

      Director Fees. Each non-employee director receives a fee of $600 for attending each board meeting and a fee of $250 for attending each committee meeting. Those directors that are also members of the Your Community Bank board receive $600 for attending each board meeting and a fee of $250 for each committee meeting. Messrs. Shea and Ballard are also members of the Nelson County Advisory Board, for which each receives a fee of $600 per meeting. Our Chairman of the Board of Directors receives an additional fee of $1,000 per month and our Vice Chairman of the Board of Directors receives an additional fee of $200 per month. The Chairman of the Audit Committee receives $500 per meeting of that committee in addition to his $250 committee fee and $200 per meeting with our Independent Registered Public Accounting Firm regarding the Company's SEC filings on Forms 10-Q and 10-K.

Certain Relationships and Related Person Transactions

      Family Relationships. Kerry M. Stemler and Steven R. Stemler are cousins. The foregoing is the only "family relationship" between any Directors or Executive Officers or person nominated or chosen to become Director or Executive Officer. "Family Relationship" means a relationship by blood, marriage or adoption not more remote than first cousin.

      General Transactions. From time to time in the ordinary course of business, we and our subsidiaries engage in transactions with or acquire goods or services from Directors and companies they control. We intend that all transactions between us, our affiliates, and our Executive Officers, Directors, holders of 10% or more of the shares of any class of our Common Stock and affiliates thereof, will contain terms no less favorable to us than we could have been obtained in arm's-length negotiations with unaffiliated persons. All transactions between us, our affiliates, and our Executive Officers, Directors, and their related interests are reviewed by the Audit Committee prior to the service being performed or the goods being purchased to insure that our aforesaid intention is satisfied. All potential related party providers are identified and given an annual limit which is approved by the Audit Committee. On a quarterly basis all expenditures to related parties are reviewed by the Audit Committee to assure limits are not exceeded and independence is not impaired. It is the intent of the Board to not allow anyone a large enough limit to exceed the regulatory guidance.

      Indebtedness of Management. During 2006 some of our Directors and officers (and directors and officers of our subsidiaries Your Community Bank and Scott County State Bank) and other persons and entities with which they are affiliated, were customers of, and had in the ordinary course of business banking transactions with, Your Community Bank and Scott County State Bank. All loans included in such transactions were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than the normal risk of collectability or presented other unfavorable features. As of December 31, 2006, 18 of the Company, Your Community Bank and the Scott County State Bank's Directors and Executive Officers (and their related parties) had a year end outstanding aggregate loan balance with our subsidiaries that exceeded $120,000 in total, which amounted to $18,262,902 in the aggregate. All such loans were made in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectability. All related party transactions are approved by the Board of Directors prior to funding.

Stockholder Communications with the Board of Directors

      We do not have a formal process for our stockholders to send communications to the Board of Directors. As a community banking organization, the Board of Directors has not viewed it necessary to adopt a formal process; all directors are open to receiving communications from stockholders. Our Board of Directors welcomes communications from our stockholders. Stockholders may communicate with any member of the Board of Directors, including the chairman of any committee, an entire committee, only independent Directors or all Directors as a group, by sending written communications to:

                Corporate Secretary
                Community Bank Shares of Indiana, Inc.
                101 West Spring Street
                New Albany, Indiana 47150

A stockholder must include his or her name and address in any such written communication and indicate whether he or she is a Company stockholder.

      The Corporate Secretary will compile all communications, summarize lengthy, repetitive or duplicative communications and forward them to the appropriate Director or Directors. Complaints regarding accounting, internal controls or auditing will be forwarded to the chair of the Audit Committee. The Corporate Secretary will not forward non-substantive communications or communications that pertain to personal grievances to Directors, but will instead forward them to the appropriate department within the Company for resolution. The Corporate Secretary will retain a copy of such communications for review by any Director upon his or her request.

Stockholder Proposals for 2008 Annual Meeting

      If you want us to consider including a proposal in next year's proxy statement, you must deliver it in writing to our principal executive offices, 101 West Spring St., New Albany, Indiana 47150, ATTENTION: Pamela P. Echols, Secretary, no later than December 11, 2007. We urge that any such proposals be sent certified mail, return receipt requested.

      Our proxyholders will have discretionary authority to vote on any stockholders' proxies presented at our 2008 Annual Meeting of Stockholders, unless notice that the matter is to be presented at the 2008 meeting is provided to us no later than February 24, 2008.

Executive Compensation

Compensation Discussion and Analysis

      Introduction: We are committed to providing the highest level of customer service while at the same time maximizing equity value for our stockholders. We accordingly adhere strictly to the principle of employing and retaining exceptional people. By employing and retaining exceptional people at both the holding company level and at our subsidiaries, we seek to insure the satisfaction of our missions of customer service and equity value enhancement.

      Compensation Philosophy: While we are committed to hiring the best individuals at all levels of our institutions, in order for us to succeed in the banking industry it is particularly vital that exceptional people serve on our senior management team. We view our senior management team as consisting of eleven (11) individuals (including our "Named Executive Officers" in the "Summary Compensation Table" below and the other officers mentioned under "Executive Officers Who Are Not Directors" below). Therefore, the compensation programs formulated by the Compensation Committee of our Board of Directors are designed to attract and retain the most capable executives while motivating these individuals to reach their highest level of achievement in order to enhance the value of the investment made in our Company by our stockholders. As a result of these dual goals, a significant portion of the compensation packages for our senior management team is long-term and performance based. The aims of such compensation arrangements are to (a) pay for performance which enhances stockholder values and (b) hold out the prospect of reasonable rewards for superior performance related to short- and long- term Company results. While the Compensation Committee has the power to modify the compensation programs (and has exercised such power from time-to-time), the Company's overall compensation philosophy has remained consistent with these objectives.

      Elements of Compensation: Total compensation for each member of our senior management consists of (a) currently paid compensation elements consisting of salary, bonus and minimal perquisites and (b) long-term elements which include two long-term compensation programs. In addition, our Named Executive Officers, apart from George G. Ball, are afforded what can be viewed as an additional component of long-term compensation through employment agreements which provide for change in control payments under certain circumstances. Each element of our compensation arrangements is addressed separately below.

      Our Compensation Committee does not rely on a formulaic approach in determining the allocation between the long-term and currently paid compensation elements of any executive's compensation arrangement. Nor is any mathematical rule applied in allocating between cash and non-cash compensation, or between different forms of non-cash compensation. The Compensation Committee has, however, with respect to currently paid compensation been increasingly relying upon performance-driven bonus compensation as a percentage of the currently paid compensation for its Named Executive Officers. Moreover, through implementation of the Company's Performance Units Plan (as described below) over the past two years, the Compensation Committee has placed more emphasis upon the Company's long-term compensation goals of retention by rewarding equity-enhancing performance on the part of Company executives.

      Currently Paid Compensation Elements

            Base Salaries. In setting base salaries, we do not adhere inflexibly to benchmarking, mathematical formulas or hierarchy. With respect to the base salaries of executive officers, our Compensation Committee reviews each executive officer's base salary annually. For annual base salary increases (particularly material ones), our Compensation Committee considers an executive's increased level of experience, whether or not the executive's responsibilities have increased over the past year or are in the process of being increased and the named executive officer's satisfaction of his performance goals for the prior year.

            Bonuses. The Compensation Committee uses bonuses as a performance-driven, short-term incentive for each member of our senior management team. Our current senior management bonus plan prescribes for each executive an annual set of goals which includes Company-wide goals as well as goals tailored to the executive's role with us. Moreover, most of these goals are objective. For example, while (consistent with the Company's compensation philosophy of rewarding performance which enhances stockholder value) a prescribed Company net income goal is in nearly all cases included among the goals for each executive, the goals for our market presidents and chief credit executives include goals tied to loan production and yields, growth in non-interest income and deposits, and regulatory examination results. Our compliance executives have goals focused upon the results of both safety and soundness examinations and compliance examinations as well as our loan quality. In addition to objective goals like the above, our senior management team members will also be given more qualitative goals to strive for: human resource objectives for our human resources director and audit committee performance for our director of risk management, for example. For each executive each goal is given both a weighting factor which determines the portion of any bonus attributable to the achievement of that goal (the weighting for net income ranging from 30% to 45%) and a specific bonus amount which will be granted the executive if the goal is realized.

            Perquisites. We provide minimal perquisites to our senior management (including our Named Executive Officers). There is no formula for how perquisites are utilized in the total compensation package; rather, such perquisites assist the Company in marginally augmenting total compensation. For example, each named executive officer, apart from George G. Ball, has received a car allowance in recent years. This car allowance is used as a salary supplement to help us arrive at overall currently paid compensation packages competitive with comparable financial institutions (though such car allowance is a cash payment that in no case exceeds $800 per month). Please refer to the table under "Summary Compensation Table" below which reflects base salary, bonus and perquisite compensation for each of our Named Executive Officers.

     Long-Term Compensation Elements

            Stock Award Plan. Named executive officers as well as the other members of our senior management team are awarded stock options under the Company's Stock Award Plan. Our Compensation Committee views stock options as a retention tool by virtue of (a) the manner in which such options vest and (b) the "ownership mentality" fostered in option recipients. These options are typically annually awarded in late spring or early summer following our annual stockholders' meeting; some options, however, are granted at the time of the initial employment of a senior manager or upon an increase in duties for a senior manager. The options granted under our Stock Awards Plan have terms of ten years, vest in their entirety three (3) years after the date granted (assuming the option recipient is still in our employ) and are exercisable at a strike price equal to 110% of the closing market price of a share of common stock on the grant date. The ten percent strike price "premium" is viewed less as an incentive for performance but rather recognition of the natural increase in the value of a share of Company stock likely to occur over the long exercise period of the options. Please refer to the tables entitled "Grants of Plan-Based Awards" and "Outstanding Equity Awards at Fiscal Year-End" below which reflect stock option grants in 2006 and all year-end outstanding options held by each named executive officer.

            Performance Units Plan. The Compensation Committee has relied the past two years upon the Company's Performance Units Plan as a long-term compensation tool to encourage the Company's senior management executives to help the Company meet specific long-term performance goals. The Plan provides that the vesting and value of the awards under this plan are to be based on the Company's performance over at least two but not more than four years. Realized awards under the plan are to be paid in the form of a share (or partial share) of Company common stock (though the Compensation Committee may authorize cash payments in amounts sufficient to satisfy applicable tax withholding obligations).

            Awards under our Performance Units Plan have been made in June of 2005 and in September of 2006 and it is anticipated that future awards will generally be made in the fall every other year. The realization of awards granted in 2005 occurred earlier this year, while awards granted in 2006 would (if the relevant targets are satisfied) be realized in 2009. While as described below the technical performance criteria used in the two sets of awards have differed, each is fundamentally driven by net income in keeping with the Company's consistent philosophy of using long-term compensation as a tool of rewarding and retaining management for the enhancement of stockholder value.

            o Performance Units Awarded in 2005. The Performance Units awarded in 2005 used as performance criteria the Company achieving a combination of (a) certain targeted compounded annual loan and deposit growth for the fiscal years 2004, 2005 and 2006 and (b) certain targeted return on total loans and deposits in 2006. A grid was established reflecting different combinations of loan/deposit growth and return on loans and deposits which reflected that an award recipient would be entitled to one (1) share of Company common stock if the "targeted benchmarks" of compounded loan/deposit growth of 14.2% and return on loans and deposits of .42% were realized. Variations in these two benchmarks under such grid would result in varying rewards of (a) a partial share of stock (though no shares would be realized if loan/deposit growth was less than 8% and the return on loans and deposits was less than .34%) if the targeted benchmarks were not achieved or (b) more than one (1) share of stock (with no ceiling on the possible number of shares) if the targeted benchmarks were exceeded.

                  The Company's compounded annual loan/deposit growth in 2004, 2005 and 2006 was 9.7%, and its return on loans and deposits in 2006 was .38%. Accordingly, each performance unit awarded in 2005 resulted in the realization of one-half of a share of Company common stock. On January 16, 2007, the Named Executive Officers were collectively awarded 5,648 shares of Company common stock and cash in the amount of $68,938 in exchange for their 2005 granted performance units. Please refer to the table in footnote (2) under "Summary Compensation Table" below which reflects each named executive officer's specific stock award and cash payment in connection with his 2005 performance units grants.

            o Performance Units Awarded in 2006. The performance criteria used in the 2006 awards under the Company Performance Units Plan are net income and average assets in order to arrive at a targeted return on average assets for fiscal year 2008. The grid used in the 2006 awards reflects that an executive would receive the value of one (1) share of Company common stock if Company average assets in 2008 are $961,609,000 and net income is $7,700,000 (i.e. a return on average assets of .80%). The grid presents variations in average assets and net income which would result in varying rewards of (a) a partial share of stock (though a minimum return on average assets of .65% must be achieved for any award to be realized under a 2006 performance units grant) or (b) more than one (1) share of stock (with no ceiling on the possible number of shares) if the Company's performance exceeds the targeted return on average assets. Please refer to the table entitled "Grants of Plan-Based Awards" below which reflects the performance units awarded in 2006 to each named executive officer.

      Change in Control Payments Under Employment Agreements. We believe employment agreements help us attract and retain exceptional Named Executive Officers. Employment agreements protect both us and our Named Executive Officers by clarifying in advance each party's expectations and rights regarding responsibilities, compensation, circumstances for termination and (importantly for long-term compensation purposes) protection in the event of a change in control of the Company. Accordingly, we have entered into an employment agreement with each of our Named Executive Officers, apart from George G. Ball, the details of which are described in "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" below.

      Each of the employment agreements with our Named Executive Officers contains provisions affording the named executive the possibility of a payment in the event of a change in control of the Company. While a principal function of these provisions is to afford our Named Executive Officers the security necessary to encourage them to remain with the Company in the face of any pending change in control, we also view such payment opportunities as a part of the executive's long-term compensation and hence important in attracting and retaining excellent executive officers.

      Our President/Chief Executive Officer is entitled to a lump sum cash payment equal to three times his then current base salary following a change in control of the Company. Our other Named Executive Officers may be entitled to receive a lump sum cash payment (equal to two times the average of the executive's base salary, bonus and automobile allowance for the prior two years) in the event one of the following events occurs within the twenty-four (24) month period immediately following the date of a change in control: (i) the executive's employment with the Company is terminated without cause or (ii) the executive resigns his employment with the Company within ninety (90) days following any "Employment Change." "Employment Change" shall include any of the following, occurring after a change in control that is not agreed to by the executive:

                  o Executive is required to move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office;

                  o Failure by the Company (or its successor) to afford the executive annual increases in the executive's compensation commensurate with the average increases in compensation received by the executive for the three years preceding the change in control;

                  o Failure by the Company (or its successor) to make available to the executive new benefits made generally available to the executive officers of the Company (or its successor);

                  o Failure by the Company (or its successor) to continue to provide the executive with substantially similar compensation, benefits and participation in employee benefit plans similar to those the executive received or participated in as of the date of the change in control;

                  o The taking of any action by the Company (or its successor) which would directly or indirectly reduce any such compensation or benefits or deprive the executive of any material fringe benefit enjoyed by him;

                  o The assignment to the executive of duties and responsibilities other than those normally associated with his position; or

                  o A material diminution or reduction in the executive's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Company (or its successor).

      The distinction between our President/Chief Executive Officer, on the one hand, and our other named executives, on the other, in the automatic nature of a change in control payment was arrived at by our Compensation Committee in an effort to balance competing aims. On the one hand, it was determined that the recruitment and retention of a top-flight chief executive officer, as part of an overall effort to enhance institutional customer service and returns on stockholder equity, dictated a change in control payment not tied to events which might transpire after such change in control. On the other hand, the change in control structure for the other named officers was viewed as appropriate for both affording such officers some protection upon a change in control while at the same time avoiding the possibility of creating a significant financial impediment to any possible negotiation for the sale of the Company.

      Process for Determining Compensation. In determining the total compensation of our Named Executive Officers, the Compensation Committee plays the key role. However, our Chief Executive Officer is involved in discussions and makes recommendations in determining the compensation (both base salaries and bonuses) of the other members of senior management. The Compensation Committee takes these recommendations into serious consideration when making final decisions on compensation for those senior officers. Compensation decisions regarding our Chief Executive Officer are made entirely by our Compensation Committee.

      In terms of data used by the Compensation Committee in making compensation decisions, apart from general financial information respecting the Company, the Compensation Committee has made use of "tally sheets" in recent years that collect data reflecting an executive's total compensation and performance achievements. The Compensation Committee also consults industry surveys in order to insure that its compensation arrangements with senior executives remain in a relatively competitive position within the financial institutions industry. Among others, the Compensation Committee has routinely relied in recent years upon surveys compiled by the Company's independent auditor, Crowe Chizek and Company LLC. Moreover, in 2006, we hired Mercer Human Resource Consulting to survey the compensation of executives in similarly-sized financial institutions so that we could better analyze our current compensation packages for our Named Executive Officers.

      Other Considerations in Determining Compensation. Other considerations can factor into the Compensation Committee's deliberations concerning executive compensation. Though yet to play a role given the relatively recent implementation of the Company's Stock Award Plan and Performance Units Plan, the amount of the benefits realized by executives under such plans based upon the performance of the Company and its stock price could affect the level of future long-term compensation awards made by the Company. In addition, the Compensation Committee is mindful of tax and accounting considerations when making long-term compensation decisions. For example, the dictates of Financial Accounting Standards Board rules governing the expensing of options is a factor in requiring a three year period before the vesting of stock options. In addition, the FASB standards respecting the current expensing of anticipated realizations of performance units awards are taken into consideration by the Compensation Committee when determining performance unit grants.

Summary Compensation Table

      The following table summarizes compensation information for our President/Chief Executive Officer and four of our other executive officers (the "Named Executive Officers"):

                                                                                                 Change
                                                                                                   in
                                                                                                 Pension
                                                                                                  Value
                                                                                                and Non-
                                                                                                qualified
                                                                                Non-Equity      Deferred
                                                           Stock    Option    Incentive Plan     Compen-     All Other
     Name and                                              Awards   Awards     Compensation      sation     Compensation
Principal Position         Year    Salary    Bonus (1)      (2)       (3)          (2)          Earnings         (4)        Total
------------------         ----    ------    ---------      ---       ---          ---          --------         ---        -----
James D. Rickard,          2006  $ 246,600   $ 56,000    $ 39,200   $ 6,300      $  21,000           --       $ 28,000     $397,100
President/Chief
Executive Officer


Paul A. Chrisco,           2006  $ 118,100   $ 32,600    $ 16,800   $ 6,300      $   9,000           --       $ 19,300     $202,100
Senior Vice
President and
Chief Financial
Officer


Kevin J. Cecil,            2006  $ 126,200   $ 22,200      16,800   $ 6,300      $   9,000           --       $ 12,100     $192,600
Senior Vice
President


Christopher L.             2006  $ 130,300   $ 17,200      16,800   $ 6,300      $   9,000           --       $ 19,700     $199,300
Bottorff,
Senior Vice
President


George G. Ball,            2006  $  92,700   $ 18,400       7,300   $ 3,000      $   3,900           --             --     $132,800
Senior Vice
President and
Chief Credit
Officer

-------------
      (1)   2006 bonus amounts were earned in 2006 but paid in early 2007.

      (2) Under the Company's Performance Units Plan the Named Executive Officers were granted performance units whereby, upon the satisfaction of certain Company financial performance benchmarks (see "Compensation Discussion and Analysis - Elements of
            Compensation: Long-Term Compensation Elements (Performance Units
            Plan)" above), the Named Executive Officers could receive a share of Company common stock (or portion thereof) for each performance unit granted. The performance units granted to the Named Executive Officers were as follows: Mr. Rickard - 7,000 performance units granted in each of 2005 and 2006; Messrs. Chrisco, Cecil, and Bottorff - 3,000 performance units granted to each in each of 2005 and 2006; and Mr. Ball, 750 performance units granted in 2005. Based on the Company's financial performance in 2005 and 2006, each named executive officer was entitled to receive in 2007 one-half of a share of Company common stock for each performance unit granted him in 2005. As permitted by our Performance Units Plan, 65% of the award respecting 2005 performance units was paid in shares of Company stock and 35% was paid in cash (see table below). For purposes of estimating the awards shown in these columns, in addition to the known values of realized 2005 performance units awards as described above, the shown values of the 2006 performance units awards (payments for such awards [if any] not to occur until 2009) were estimated based on the assumption that (i) each named executive officer would in 2009 be entitled to receive the value of .41 of a share of Company common stock for each 2006 performance unit granted and (ii) such value would be paid 65% in the form of Company common stock and 35% in the form of cash (recognizing that, assuming the Company fails to meet certain minimum performance benchmarks, the Named Executive Officers may receive no compensation in connection with the 2006 performance units awards).

                  The following table reflects the shares of our Common Stock and cash paid with respect to the performance units that were awarded in 2005.

                                                    Number of       Number of Shares
                                                Performance Units       of Stock       Cash Received
            Name                                 Awarded in 2005    Received in 2007      in 2007
            ----                                 ---------------    ----------------      -------
            James D. Rickard,                          7,000              2,275           $ 27,575
            President/Chief Executive Officer

            Paul A. Chrisco,                           3,000                975           $ 11,818
            Senior Vice President and
            Chief Financial Officer

            Kevin J. Cecil,                            3,000                975           $ 11,818
            Senior Vice President

            Christopher L. Bottorff,                   3,000                975           $ 11,818
            Senior Vice President

            George G. Ball,                              750                448           $  5,909
            Senior Vice President and
            Chief Credit Officer

      (3) The amounts under this column represent the Financial Accounting Standards 123R expense relating to each Named Executive Officer's previously granted stock options which we recognized during 2006.

      (4) The amount reflected in this column for each Named Executive Officer includes (i) the components of a 401(k) Match and life insurance benefits and (ii) the following perquisites and other personal benefits of a car allowance and payments for health insurance and long term disability:

                               Mr.       Mr.      Mr.       Mr.       Mr.
                             Rickard   Chrisco   Cecil    Bottorff    Ball
                             -------   -------   -----    --------    ----

                  Car        $ 9,400   $ 7,500   $7,500   $  7,500       --
               Allowance

                Health       $ 7,403   $ 7,403       --   $  7,403   $4,324
               Insurance

               Long Term         *         *        *         *         *
              Disability

            * Amount is less than 10% of total perquisites and other personal benefits.

Grants of Plan-Based Awards

      The following table summarizes the stock option grants and performance units awards our Named Executive Officers received in 2006 under our long-term incentive plans, namely, the Company's Stock Award Plan and the Company's Performance Units Plan:

                                 Grant                                                                     All
                                 Date                                                                     Other
                                 Fair                                                                     Stock
                               Value of                                                                   Awards:
                                Options     Estimated Future Payouts       Estimated Future Payouts       Number
                                and of     Under Non-Equity Incentive    Under Equity Incentive Plan        of
                      Grant     Perfor-         Plan Awards (2)                   Awards (2)              Shares
                      Date       mance     Thres-               Maxi-    Thres-                Maxi-     of Stock
Name                   (1)       Units      hold     Target      mum      hold      Target      mum      or Units
----                   ---       -----      ----     ------      ---      ----      ------      ---      --------
James D.            7/26/2006   $  9,090        --        --        --        --         --         --         --
Rickard,
President /Chief    9/26/2006    157,150   $22,611   $55,150   $84,379   $41,880   $102,148   $156,286         --
Executive Officer

Paul A. Chrisco,    7/26/2006   $  9,090        --        --        --        --         --         --         --
Senior Vice
President and       9/26/2006     67,350   $ 9,691   $23,636   $36,162   $17,949   $ 43,778   $ 66,980         --
Chief Financial
Officer

Kevin J. Cecil,     7/26/2006   $  9,090        --        --        --        --         --         --         --
Senior Vice
President           9/26/2006     67,350   $ 9,691   $23,636   $36,162   $17,949   $ 43,778   $ 66,980         --

Christopher L.      7/26/2006   $  9,090        --        --        --        --         --         --         --
Bottorff,
Senior Vice         9/26/2006     67,350   $ 9,691   $23,636   $36,162   $17,949   $ 43,778   $ 66,980         --
President

George G. Ball,        n/a        n/a        n/a       n/a       n/a       n/a       n/a        n/a        n/a
Senior Vice
President and
Chief Credit
Officer


                     All Other
                      Option
                      Awards:
                     Number of   Exercise or
                     Securities   Base Price
                       Under-     of Option
                       lying        Awards
Name                  Options       ($/Sh)
----                  -------       ------
James D.                3,000       $24.09
Rickard,
President /Chief           --        n/a
Executive Officer

Paul A. Chrisco,        3,000       $24.09
Senior Vice
President and              --        n/a
Chief Financial
Officer

Kevin J. Cecil,         3,000       $24.09
Senior Vice
President                  --        n/a

Christopher L.          3,000       $24.09
Bottorff,
Senior Vice                --        n/a
President

George G. Ball,         n/a          n/a
Senior Vice
President and
Chief Credit
Officer


-------------
(1) On July 26, 2006 we granted stock options under our Stock Award Plan to our Named Executive Officers. On September 26, 2006 we granted performance units under our Performance Units Plan to our Named Executive Officers.

(2) The amounts reflected in these columns reflect estimated payouts resulting from awards in 2006 to the Named Executive Officers under the Company's Performance Units Plan based upon the $22.45 per share market price of our Common Stock as of the grant date. These awards are described in footnote
      (2) to "Summary Compensation Table," above. The estimates in these columns reflect possible payouts based upon not only satisfaction of the target performance benchmark respecting the 2006 performance units awards but also the minimum and presumed maximum payouts that could result if the target benchmark is exceeded or if only the minimum threshold for any payout is met (recognizing that the Company's failure to meet the minimum threshold would result in no payments). Moreover, the distinction in these columns between Non-Equity and Equity Incentive Plan reflects the presumption (as outlined in footnote (2) to "Summary Compensation Table" above) that 65% of any payout respecting the 2006 performance units awards would be in the form of Company stock (i.e. Equity Incentive Plan) and 35% in the form of cash (i.e. Non-Equity Incentive Plan).

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

      We refer you to "Compensation Discussion and Analysis" above for a detailed discussion of the various components of compensation that our Named Executive Officers received in 2006. Specifically, we refer you to the following sections:

      o "Stock Award Plan" for a discussion of the purpose and terms of the stock options;

      o "Performance Unit Plan" for a discussion of the purpose of the performance units;

      o "Performance Units Awarded in 2005" for a discussion of the performance criteria and vesting results regarding the performance unit awards that were granted in 2005 and realized as of the end of 2006; and

      o "Performance Units Awarded in 2006" for a discussion regarding the performance criteria and vesting schedule for the performance units that were awarded in 2006.

Employment Agreements

      As discussed in "Compensation Discussion and Analysis" above, we believe employment agreements help us attract and retain exceptional Named Executive Officers. Employment agreements protect both us and our Named Executive Officers by clarifying in advance each party's expectations and rights regarding responsibilities, compensation, circumstances for termination and (importantly for long-term compensation purposes) protection in the event of a change in control of the Company. Accordingly, we have entered into an employment agreement with each of our Named Executive Officers except Mr. Ball, the details of which are described below.

      James D. Rickard Employment Agreement. The Company has an employment agreement, dated July 26, 2000, with James D. Rickard pursuant to which he is employed as our President and Chief Executive Officer. The employment agreement had an initial term of two years, and has been extended each year for an additional year on each annual anniversary of the date of the employment agreement so that at any time the remaining term of the agreement will be from one to two years, unless either party shall notify the other of its intention to stop such extensions.

      Mr. Rickard's salary for 2006 was $246,600. In addition, during the term of the agreement, we are required to obtain and maintain term life insurance for Mr. Rickard with a death benefit of a least two (2) times Mr. Rickard's base salary, up to a maximum benefit of $500,000, with such beneficiary as may be determined by Mr. Rickard.

      Paul A. Chrisco Employment Agreement. We have an employment agreement with Paul A. Chrisco, Chief Financial Officer of the Company. Mr. Chrisco's salary for 2006 was $118,100. Mr. Chrisco's employment agreement was executed on July 3, 2003 and amended in November of 2006. The employment agreement had an initial term of two years, and has been extended each year for an additional year on each annual anniversary of the date of the employment agreement so that at any time the remaining term of the agreement will be from one to two years, unless either party shall notify the other of its intention to stop such extensions.

      Kevin J. Cecil Employment Agreement. We have an employment agreement with Kevin J. Cecil, President of Your Community Bank's Indiana Market Banking Division and Senior Vice-President of the Company. Mr. Cecil's salary for 2006 was $126,200. Mr. Cecil's employment agreement was executed on the 22nd day of August, 2003 and amended in November of 2006. The employment agreement had an initial term of two years, and has been extended each year for an additional year on each annual anniversary of the date of the employment agreement so that at any time the remaining term of the agreement will be from one to two years, unless either party shall notify the other of its intention to stop such extensions.

      Christopher L. Bottorff Employment Agreement. We have an employment agreement with Christopher Bottorff, President of Your Community Bank's Kentucky Market Banking Division and Senior Vice-President of the Company. Mr. Bottorff's salary for 2006 was $130,300. Mr. Bottorff's employment agreement was executed on the 28th day of August, 2002 and amended in November 2006. The employment agreement had an initial term of two years, and has been extended each year for an additional year on each annual anniversary of the date of the employment agreement so that at any time the remaining term of the agreement will be from one to two years, unless either party shall notify the other of its intention to stop such extensions.

      Employment Agreement Provisions Applicable to each of Messrs. Rickard, Chrisco, Cecil and Bottorff. During the term of their respective employment agreements, Messrs. Rickard, Chrisco, Cecil and Bottorff are each entitled to participate in and receive the benefits of any pension or other retirement benefit plan, profit sharing, stock option, employee stock ownership, or other plans, benefits and privileges given to employees and executives of the Company, including life, medical, dental and disability insurance coverage, to the extent commensurate with their then duties and responsibilities, as fixed by the Board of Directors. During the term of his employment agreement, we must also provide Mr. Rickard with additional coverage for supplemental long term disability insurance. During the term of each employment agreement, we must also provide each of Messrs. Chrisco, Cecil and Bottorff with additional coverage for supplemental long term disability insurance to the extent that such coverage is then provided as a benefit to other employees.

      We have the right, at any time upon prior notice of termination, to terminate each of Messrs. Rickard, Chrisco, Cecil and Bottorff's employment for any reason, including, without limitation, termination for cause, disability or retirement, and each of Messrs. Rickard, Chrisco, Cecil and Bottorff has the right, upon prior notice of termination, to terminate his employment for any reason.

      Our employment agreements with each of Messrs. Rickard, Chrisco, Cecil and Bottorff contain the following covenants from these executives which will apply if such executive is terminated or leaves the Company for any reason other than in the event of a "Change in Control":

            o Covenant Not To Compete: a provision prohibiting such executive from competing with the Company within 75 miles of the Company's main office;

            o Covenant Not To Solicit Business: a provision prohibiting such executive from interfering with or soliciting on behalf of another or attempting to entice away from the Company any project, loan, arrangement, agreement, financing or customer of the Company or any a contract, agreement or arrangement that the Company is actively negotiating with any other party, or any prospective business opportunity that the Company has identified; and

            o Covenant Not to Solicit Employees: a provision prohibiting such executive for himself or on behalf of another from hiring or attempting to hire any employee of the Company.

Please refer to "Payments upon 'Change in Control'" below for the definition of "Change in Control," as well as "Severance Payment Table" and "Change in Control Compensation Table" for a description of the compensation Messrs. Rickard, Chrisco, Cecil and Bottorff each could receive upon termination of the Employment Agreement in certain situations and upon a Change in Control.

Outstanding Equity Awards at Fiscal Year End

     The following table summarizes the unexercised stock options and unrealized performance unit awards for each of our Named Executive Officers as of December 31, 2006:

                                         Option Awards                                                         Stock Awards
                                         -------------                                                         ------------






                                                                    Equity
                                                                   Incentive
                                    Number of       Number of        Plan
                                    Securities      Securities      Awards:                                            Market
                                    Underlying      Underlying     Number of                            Number of     Value of
                                   Unexercised     Unexercised    Securities                            Shares or    Shares or
                                   Options That    Options That   Underlying                             Units of     Units of
                                       Were          Were Not     Unexercised    Option      Option     Stock That   Stock That
                                  Exercisable at   Exercisable     Unearned     Exercise   Expiration    Have Not     Have Not
Name               Grant Date        Year End      at Year End      Options      Price        Date        Vested       Vested
----               ----------        --------      -----------      -------      -----        ----        ------       ------
James D.            8/15/2000           13,200                                  $  12.27    8/15/2010
Rickard,            8/28/2001            4,400                                  $  14.09    8/28/2011
President/Chief     1/16/2004 (1)        1,650            550                   $  20.23    1/16/2014
Executive           6/16/2005 (2)                       2,500                   $  24.76    6/16/2015
Officer             7/26/2006 (3)                       3,000                   $  24.09    7/26/2016
                    9/26/2006 (4)


Paul A.             7/28/1998            2,200                                  $  19.09    7/28/2008
Chrisco,            8/15/2000            3,300                                  $  12.27    8/15/2010
Senior Vice         8/28/2001            4,400                                  $  14.09    8/28/2011
President and       1/16/2004 (1)        1,650            550                   $  20.23    1/16/2014
Chief Financial     6/16/2005 (2)                       2,500                   $  24.26    6/16/2015
Officer             7/26/2006 (3)                       3,000                   $  24.09    7/26/2016
                    9/26/2006 (4)


Kevin J. Cecil,     8/28/2001            4,400                                  $  14.09    8/28/2011
Senior Vice         1/16/2004            1,650            550                   $  20.23    1/16/2014
President           6/16/2005                           2,500                   $  24.76    6/16/2015
                    7/26/2006                           3,000                   $  24.09    7/26/2016
                    9/26/2006


Christopher L.      8/28/2001            4,400            550                   $  14.09    8/28/2011
Bottorff,           1/16/2004 (1)        1,650          2,500                   $  20.23    1/16/2014
Senior Vice         6/16/2005 (2)                       3,000                   $  24.76    6/16/2015
President           7/26/2006 (3)                                               $  24.09    7/26/2016
                    9/26/2006 (4)

George G. Ball,     7/28/1998            6,600                                  $  19.09
Senior Vice         9/21/1999            1,650                                  $  15.57
President and       8/15/2000            3,300                                  $  12.27
Chief Credit        1/16/2004 (1)        1,650            550                   $  20.23
Officer


                        Stock Awards
                        ------------

                                 Equity
                               Incentive
                                  Plan
                    Equity      Awards:
                  Incentive    Market or
                     Plan        Payout
                   Awards:      Value of
                  Number of     Unearned
                   Unearned     Shares,
                   Shares,      Units or
                   Units or      Other
                    Other        Rights
                    Rights     That Have
                  That Have    Not Vested
Name              Not Vested       (5)
----              ----------       ---
James D.
Rickard,
President/Chief
Executive
Officer
                       7,000   $  157,570


Paul A.
Chrisco,
Senior Vice
President and
Chief Financial
Officer
                       3,000   $   67,530


Kevin J. Cecil,
Senior Vice
President

                       3,000       67,530


Christopher L.
Bottorff,
Senior Vice
President
                       3,000       67,530

George G. Ball,
Senior Vice
President and
Chief Credit
Officer

-------------
      (1)   Such options became fully vested on January 16, 2007.

      (2)   Vesting date is June 16, 2008.

      (3)   Vesting date is July 26, 2009.

      (4) Vesting date is December 31, 2008 provided performance criteria are met.

      (5) Reflects the possible payouts based upon realization of the target performance benchmark as described in footnote (2) to "Grants of Plan-Based Awards Table" above, using the $22.51 per share market price of our Common Stock as of December 31, 2006.

Option Exercises and Stock Awards Vested

     The following table summarizes the aggregate number of stock options that each of our Named Executive Officers exercised during 2006, which was zero, and the aggregate number of shares of our common stock that each of our Named Executive Officers received earlier this year by virtue of the vesting of their respective performance units granted in 2005:

                                                               Option Awards               Stock Awards

                                                          Number of                   Number of
                                                           Shares         Value        Shares         Value
                                                         Acquired On   Realized on   Acquired on   Realized on
        Name                                              Exercise      Exercise       Vesting       Vesting
        ----                                              --------      --------       -------       -------

        James D. Rickard,                                      --            --         2,275        $ 51,210
        President/Chief Executive Officer

        Paul A. Chrisco,                                       --            --           975        $ 21,947
        Senior Vice President and
        Chief Financial Officer

        Kevin J. Cecil,                                        --            --           975        $ 21,947
        Senior Vice President

        Christopher L. Bottorff                                --            --           975        $ 21,947
        Senior Vice President

        George G. Ball,                                        --            --           488        $ 10,974
        Senior Vice President and Chief
        Credit Officer

Pension Benefits

      The Company previously made available benefits under a defined benefit non-contributory pension plan to all employees of the Company and its affiliates who had attained the age of 21 and completed one year of service with the Company or one of its affiliates. The plan was frozen effective August 31, 1997 and it was terminated for purposes of prospective eligibility. None of James D. Rickard, Paul A. Chrisco, Kevin J. Cecil, Christopher L. Bottorff and George G. Ball are participants in this plan.

Potential Payments upon Termination or Change in Control.

      Messrs. Rickard, Chrisco, Cecil and Bottorff are entitled to receive certain termination payments and Change in Control payments pursuant to the terms of their employment agreements. We do not have a Company severance policy. Depending upon the circumstances, we may or may not pay Mr. Ball a termination payment in the event he ceases to work for us.

Employment Agreements

      As mentioned above under the sections entitled "Compensation Discussion and Analysis" and "Employment Agreements" above, we have employment agreements with each of Messrs. Rickard, Chrisco, Cecil and Bottorff. Each of these employment agreements provides for compensation payments in certain termination situations and in certain change in control situations.

Payments upon Termination of Employment Agreement

      Each of Messrs. Rickard, Chrisco, Cecil and Bottorff will be entitled to the following severance benefits under his employment agreement if, prior to a Change in Control of the Company, we terminate his employment agreement without cause, or he terminates his employment because we have materially breached the employment agreement and failed to cure the material breach within fifteen (15) days after we have received written notice of the breach:

      o In equal monthly installments beginning with the first business day of the month following the date of termination, a cash severance amount equal to the base salary which such executive would have earned over the remaining term of his agreement as of his date of termination; provided, however, the first six (6) of compensation payments will be deferred to the seventh month in accordance with
            Section 409A of the Internal Revenue Code of 1986, as amended and corresponding regulations and guidance (collectively, the "Code") if the executive meets the definition of a "specified employee" under
            Section 409A of the Code; and

      o Continued participation in our group insurance, life insurance, health and accident and disability plans in which such executive was entitled to participate in immediately prior to the date of termination. Should such executive be prohibited by the terms of any such plan or by us for legal or other bona fide reasons, or during such period any such plan, program or agreement is discontinued or the benefits thereunder are materially reduced for all employees, we will be required to arrange to provide such executive with benefits substantially similar to those which he would have received had his employment continued throughout such period to the extent such benefits can be provided at a commercially reasonable cost; otherwise we must pay such executive that portion of the premiums or other costs of such plans allocable to such executive in the year prior to the date of termination for the expiration of the remaining term of his employment contract or through the date of his full-time employment by another employer.

Severance Payment Table

      The following table summarizes the severance payments of base salary and the estimated cost to the Company of personal benefits that Messrs. Rickard, Chrisco, Cecil and Bottorff would each receive assuming his employment agreement was terminated as of December 31, 2006 due to our breach of his employment agreement with us:

                                                                                        Number of
                                                                        Termination      Monthly
                                                         Cost of          Date of      Payments of
                            Yearly Base     Monthly      Monthly        Employment     Base Salary
                           Salary as of      Base       Personal        Agreement as     Due Upon       Total
Name                         12/31/06       Salary     Benefits (1)     of 12/31/06    Termination     Payment
----                         --------       ------     ------------     -----------    -----------     -------
James D. Rickard,            $ 246,600     $ 20,550       $ 914        July 25, 2008        19        $ 407,816
President/Chief
Executive Officer

Paul A. Chrisco,             $ 118,100     $  9,842       $ 669        July 3, 2008         19        $ 199,709
Senior Vice President
and Chief Financial
Officer

Kevin J. Cecil,              $ 126,200     $ 10,517         *         August 22, 2008       20        $ 199,817
Senior Vice President

Christopher L. Bottorff,     $ 130,300     $ 10,858       $ 669       August 28, 2008       20        $ 230,540
Senior Vice President

-------------

      (1) The following table summarizes the type of personal benefits and annual cost to the Company of the personal benefits that Messrs. Rickard, Chrisco and Bottorff would receive:

                                    Mr. Rickard   Mr. Chrisco   Mr. Bottorff
                                    -----------   -----------   ------------
             Health Insurance         $ 7,403       $ 7,403       $ 7,403
             Life Insurance           $ 2,712         **             **
             Long Term Disability       **            **             **

            ** Amount is less than 10% of total perquisites and other personal benefits.

*Benefits were less than $10,000.

Payments Upon "Change in Control"

      Definition of "Change in Control". In November 2006, the definition of "Change in Control" of the Company was amended in each of the employment agreements for Messrs. Rickard, Chrisco, Cecil and Bottorff. A "Change in Control" is currently defined in each of these employment agreements to correspond with the definition of "a change in the ownership or effective control of the [Company], or in the ownership of a substantial portion of the assets of the [Company]" as defined in Section 409A of the Code and corresponding regulations.

      Mr. Rickard. If a Change in Control occurs, we must pay or provide Mr. Rickard the following:

            o pay one lump sum payment in an amount equal to three (3) times his base salary then in effect; provided, however, the lump sum payment will be deferred until the first business day of the seventh month following the date of the Change in Control of the Company in accordance with Section 409A of the Code if Mr. Rickard meets the definition of a "specified employee" under Section 409A of the Code; and

            o provide, at no cost to Mr. Rickard, for his continued participation in our group insurance, life insurance, health and accident and disability plans in which Mr. Rickard was entitled to participate immediately prior to the Change in Control for a period ending on the earlier of 36 months from the date of such Change in Control or the date Mr. Rickard is employed by another employer on a full-time basis and under such new employment is entitled to substantially the same benefits. Similar arrangements as described above apply in the event Mr. Rickard is prohibited from such continued participation by the terms of the plan or by us for legal or other bona fide reasons, or during such period any such plan, program or agreement is discontinued or the benefits thereunder are materially reduced for all employees.

      If any such payment or benefits due Mr. Rickard under the employment agreement upon a Change in Control, either alone or together with such other payments and benefits that he is entitled to receive, would constitute a "parachute payment" under Section 280G of the Code, the payments and benefits upon a Change in Control provided under the employment agreement shall be reduced, in the manner determined by Mr. Rickard, by an amount, if any, which is necessary so that no portion of the payments and benefits under the employment agreement shall be non-deductible by us under Section 280G of the Code and subject to excise tax under Section 4999 of the Code.

      The employment agreement contains procedures on how the determination will be made as to whether such payments and benefits would result in such consequences under Sections 280G and 4999 of the Code as well as how disputes between us and Mr. Rickard regarding such determination shall be resolved.

      Messrs. Chrisco, Cecil and Bottorff. Prior to the amendments of their employment agreements in November of 2006, Messrs. Bottorff, Cecil and Chrisco were each entitled to a lump sum cash payment and other benefits (the "Change in Control Compensation") following a "Change in Control" of the Company. These executives now are only entitled to receive the Change in Control Compensation if one of the following events occurs within the twenty-four (24) month period immediately following the date of a Change in Control: (i) the executive's employment with the Company is terminated without cause or (ii) the executive resigns his employment with the Company within ninety (90) days following any "Employment Change." "Employment Change" shall include any of the following that occurs following a Change in Control and not agreed to by the executive:

      o executive is required to move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office;

      o failure by the Company (or its successor) to afford the executive annual increases in the executive's compensation commensurate with the average increases in compensation received by the executive for the three years preceding the "Change in Control";

      o failure by the Company (or its successor) to make available to the executive new benefits made generally available to the executive officers of the Company (or its successor);

      o failure by the Company (or its successor) to continue to provide the executive with substantially similar compensation, benefits and participation in employee benefit plans similar to those executive received or participated in as of the date of the "Change in Control";

      o the taking of any action by the Company (or its successor) which would directly or indirectly reduce any such compensation or benefits or deprive the executive of any material fringe benefit enjoyed by him; or

      o the assignment to executive of duties and responsibilities other than those normally associated with his position.

      If an executive is entitled to receive the Change in Control Compensation because the conditions described above were met, then the Company will be required to pay or provide such executive the following:

      o pay one lump sum payment in an amount equal to two (2) times each of such executive's (i) base salary, (ii) average yearly automobile allowance paid during the prior two years, and (iii) average yearly bonus compensation paid during the prior two (2) years, which amount shall be calculated as of the date of the Change of Control; provided, however, the lump sum payment will be deferred until the first business day of the seventh month following the date of the Change in Control of the Company in accordance with Section 409A of the Code if the executive meets the definition of a "specified employee" under Section 409A of the Code; and

      o provide continued participation in all group insurance, life insurance, health and accident, and disability plans in which such executive was entitled to participate immediately prior to the Change in Control for a period of 24 months, or, if shorter, until the date such executive is employed by another employer on a full time basis and under such new employment is entitled to substantially the same benefits. If during this period such executive's continued participation is prohibited by the terms of any such plan or by us for legal or other bona fide reasons, or during such period any such plan, program or arrangement is discontinued or benefits are materially reduced for all employees, we will be required to make other arrangements for him or, if that cannot be done at a commercially reasonable cost, to pay him that portion of the premiums or other costs of such plans allocable to him in the year prior to his termination.

      If the payments and benefits described above due such executive under his employment agreement upon a Change in Control, either alone or together with other payments and benefits which he has the right to receive from the Company, would constitute a "parachute payment" under Section 280G of the Code, they will be reduced in the manner determined by him and by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits under the employment agreement being non-deductible by us pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

      The employment agreements contain procedures on how the determination will be made as to whether such payments and benefits would result in consequences under sections 280G and 4999 of the Code as well as how disputes between us and such executives regarding such determination will be resolved.

Change in Control Compensation Table

      The following table summarizes the Change in Control Compensation that Messrs. Rickard, Chrisco, Cecil and Bottorff would each receive assuming each was entitled to receive such payment and assuming the Change in Control occurred as of December 31, 2006:

                                                                   Cost of Personal
                          Yearly Base    Cost of Multiple of Base   Benefits to be      Average Car     Average of Yearly
                          Salary as of         Salary to be         Provided by the    Allowance for     Bonus Paid for      Total
Name                        12/31/06     Provided by the Company      Company (1)       Past 2 Years    2004 and 2005 (2)   Payment
----                        --------     -----------------------      -----------       ------------    -----------------   -------
James D. Rickard,          $  246,600          $  739,800              $  32,904          $  9000           $ 35,882       $ 817,582
President/Chief
Executive Officer

Paul A. Chrisco,           $  118,100          $  236,200              $  16,050          $ 7,200           $ 20,945       $ 280,395
Senior Vice President
and Chief Financial
Officer

Kevin J. Cecil,            $  126,200          $  252,400                   *             $ 7,200           $ 22,728       $ 282,328
Senior Vice President

Christopher L. Bottorff,   $  130,300          $  260,600              $  16,050          $ 7,200           $ 22,685       $ 306,535
Senior Vice President

-------------

      (1) The following table summarizes the type of personal benefits and annual cost to the Company of the personal benefits that Messrs. Rickard, Chrisco and Bottorff would receive:

                                     Mr.       Mr.       Mr.
                                   Rickard   Chrisco   Bottorff
                                   -------   -------   --------
            Health Insurance       $ 7,403   $ 7,403   $  7,403
            Life Insurance         $ 2,712     **         **
            Long Term Disability     **        **         **

            ** Amount is less than 10% of total perquisites and other personal benefits.

      (2) The bonus compensation for the years of 2004 and 2005 are being used instead of the bonus compensations for the years of 2005 and 2006 because the bonus compensation for each executive for the year 2006 will not have been determined as of December 31, 2006.

      * Benefits were less than $10,000.

Compensation Committee Report

      The Compensation Committee of our Board of Directors has furnished the following report:

      The Compensation Committee determines the total compensation of the Company's President/Chief Executive Officer. With input from the Company's President/Chief Executive Officer, the Compensation Committee also determines the total short-term and long-term compensation of the Directors and other Executive Officers. The Compensation Committee does not have the power to delegate its authority. The Compensation Committee does not have a charter.

      To determine the compensation for the President/Chief Executive Officer, other Executive Officers and Directors, the Compensation Committee reviews the following items, if applicable:

            o     the individual's current total compensation package;

            o     the Company's financial performance;

            o how well the individual met the performance goals the Compensation Committee previously established for the individual;

            o the importance of the individual to the Company's financial performance;

            o industry surveys and other information regarding compensation paid to executives and directors performing similar duties for financial institutions in the Company's market area or financial institutions of a size comparable to the Company wherever located; and

            o     the size of the Company and the complexity of its operations.

      The Compensation Committee periodically reviews each component of the Company's executive compensation program to ensure that pay levels and incentive opportunities are competitive and that incentive opportunities are linked to Company performance targets such as: income, expenses, asset quality, operating margins, return on assets and return on equity. The Compensation Committee places significant weight on the recommendations of our President/Chief Executive Officer, as well as economic conditions and peer group compensation surveys, to provide additional information to support the compensation planning process. In particular, the Company engaged Mercer Human Resource Consulting in 2006 to gather market compensation data for certain executive positions. The Company requested Mercer to benchmark the Company's executives' compensation using data only from nationally published survey sources. The Compensation Committee considered the results of the report by Mercer in evaluating the Company's compensation programs for certain executive officers, including the Named Executive Officers.

      Please refer to "Compensation Discussion and Analysis" above for a more thorough discussion of the Company's compensation philosophy and procedures. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the Compensation Committee's review of the Compensation Discussion and Analysis and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement for its 2007 Annual Stockholders' Meeting.

                             COMPENSATION COMMITTEE

                          Timothy T. Shea, Chairman    Gary L. Libs

Compensation Committee Interlocks and Insider Participation

      None of the members of the Compensation Committee received fees (other than board and committee fees) totaling $60,000 or more during 2006.

      In addition, Directors of the Company, including the members of the Compensation Committee (Timothy T. Shea and Gary L. Libs), have loans from Your Community Bank that were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or presented other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Directors, Executive Officers, and persons who own more than 10% of our Common Stock (currently there are no such persons) to file reports of ownership and changes in ownership with the SEC. Based solely upon our review of the Forms 3, 4 and 5 filed during 2006, and written representations from certain reporting persons that no Forms 5 were required, all reports were filed on a timely basis.

Stock Ownership by Directors and Executive Officers

      The following table shows, as of March 8, 2007, the amount of our Common Stock that is beneficially owned by the members of our Board of Directors and our Named Executive Officers identified under "Executive Compensation: Summary Compensation Table" above and by all of our Directors and Executive Officers as a group.

                                                     Shares
                                                   Acquirable         Percent
Name of Beneficial Owner          Shares(1,2)   Within 60 Days(2)   of Class(2)
------------------------          -----------   -----------------   -----------
George M. Ballard                  9,694(3)                0             *
R. Wayne Estopinal                 8,337(4)                0             *
Gordon L. Huncilman                3,716(5)                0             *
Gary L. Libs                      99,751(6)                0           2.91%
Dale L. Orem                       3,759(7)                0             *
James D. Rickard                   5,723(8)           19,800             *
Timothy T. Shea                   99,944(9)                0           2.92%
Kerry M. Stemler                  44,825(10)               0           1.31%
Steven R. Stemler                  2,145(11)               0             *
George G. Ball                     2,474              13,750             *
Christopher Bottorff               3,135(12)           6,600             *
Kevin Cecil                        3,381(13)           6,600             *
Paul A. Chrisco                    2,579(14)          12,100             *

Total of all Directors and
Executive Officers as a
Group                            304,951              81,730           11.03%

-------------

(1) All entries based on information provided to the Company by its Directors and Executive Officers.

(2) For purposes of this table, a person is considered to beneficially own shares of Common Stock if he directly or indirectly has or shares voting power, which includes the power to vote or to direct the voting of the shares, or investment power, which includes the power to dispose or direct the disposition of the shares, or if he has the right to acquire the shares under options which are exercisable currently or within 60 days of March 8, 2007. Each person named in the above table has sole voting power and sole investment power with respect to the indicated shares unless otherwise noted. A person is considered to have shared voting and investment power over shares indicated as being owned by the spouse or the IRA of the spouse of that person.

      Shares of Common Stock attributed to a named person by virtue of options exercisable currently or within sixty days are deemed outstanding for purposes of computing the percentage of outstanding shares of Common Stock owned by such persons (and for all Directors and Executive Officers as a group) but are not deemed outstanding for purposes of computing the percentage of any other person.

      An asterisk indicates that the subject person holds less than 1% of the outstanding shares of Common Stock.

(3)   Includes 2,290 shares held in Mr. Ballard's IRA.

(4)   All of such shares are owned jointly by Mr. Estopinal and his spouse.

(5) Includes 2,048 shares held in Mr. Huncilman's IRA and 1,668 shares held in his spouse's IRA.

(6)   Includes 23,032 shares owned jointly by Mr. Libs and his spouse.

(7) Includes 1,760 shares owned jointly by Mr. Orem and his spouse, and 1,998 shares held in Mr. Orem's IRA.

(8) Includes 1,438 shares held in the Company's ESOP on behalf of Mr. Rickard and 330 shares owned jointly by Mr. Rickard and his spouse.

(9) Includes 16,061 shares owned jointly by Mr. Shea and his spouse, 668 shares held in his spouse's IRA, and 34,422 shares in the C. Thomas Young Family Trust, of which Mr. Shea serves as a co-trustee.

(10) Includes 26,589 shares owned jointly by Mr. Kerry M. Stemler and his spouse, 62 shares owned by Mr. Stemler's daughter, 4,796 shares held in Mr. Stemler's IRA, and 3,353 shares held in his spouse's IRA.

(11) All of such shares are owned jointly by Mr. Steven R. Stemler and his spouse.

(12) Includes 324 shares held in the Company's ESOP on behalf of Mr. Bottorff, 1100 shares owned jointly by Mr. Bottorff and his spouse and 311 shares held by his spouse.

(13) Includes 1919 shares owned jointly by Mr. Cecil and his spouse and 500 shares held in the Company's ESOP on behalf of Mr. Cecil

(14) Includes 1,189 shares held in the Company's ESOP on behalf of Mr. Chrisco and 415 shares owned jointly by Mr. Chrisco and his spouse.

     Messrs. Libs, Shea, and Kerry Stemler serve as trustees of the Community Bank Shares of Indiana, Inc. Employee Stock Ownership Plan (the "ESOP"). Under the ESOP, the trustees must vote all shares held in the ESOP which have been allocated to participating employees' accounts in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted on any matter in the same ratio as the case for those shares for which instructions are given.

Report of the Audit Committee

      The Audit Committee of the Board of Directors has furnished the following report:

      The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. A copy of our Audit Committee Charter is available through the Investor Relations section of our website at the following address: www.yourcommunitybank.com. The Audit Committee will review and reassess the Charter annually and recommend any changes to the Board for approval.

      Management is responsible for the preparation of the Company's financial statements. The independent auditors are responsible for the audit of the financial statements. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2006, the Audit
Committee:

                  o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with management and Crowe Chizek and Company LLC, the Company's independent registered public accounting firm at the time of the audit;

                  o Discussed with Crowe Chizek and Company LLC the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct, scope and results of the audit; and

                  o Received written disclosures and the letter from Crowe Chizek and Company LLC regarding its independence as required by Independence Standards Board Standard No. 1.

      The Audit Committee discussed with Crowe Chizek and Company LLC such firm's independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee discussed with the independent auditors their audit plans, audit scope and identification of audit risks.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and Crowe Chizek and Company LLC, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

    Gordon L. Huncilman, Chairman     Gary L. Libs          Steven R. Stemler
    George M. Ballard                 Timothy T. Shea

Independent Auditors

      Preapproval Policies and Procedures. The Audit Committee is responsible for appointing, setting compensation for and overseeing the work performed by the Company's independent auditor. The Audit Committee has adopted policies regarding the use of the independent auditor for permissible non-audit services. A copy of these policies is available through the Investor Relations section of our website at the following address: www.yourcommunitybank.com. In accordance with that policy, the committee annually preapproves a list of specific services and categories of services, including audit, audit-related and non-audit services described below, for the upcoming or current fiscal year, subject to specified cost levels. Preapproval may be granted by action of the full Audit Committee or by the Audit Committee Chairman under delegated authority. Since the May 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each service provided by our independent auditors has been approved in advance by the Audit Committee or the Audit Committee Chairman. None of those services required use of the de minimis exception to preapproval contained in the SEC's rules.

      Fees and Related Disclosures for Accounting Services. The aggregate fees we incurred for professional services rendered by Crowe Chizek and Company LLC were as follows:

            Audit Fees - The aggregate fees incurred for professional services rendered by Crowe Chizek and Company LLC for the audit of the Company's annual consolidated financial statements for fiscal years ended December 31, 2006 and 2005, the review of the interim consolidated financial statements included in the quarterly reports for 2006 and 2005, review of registration statements and providing related consents in 2006 and 2005 were $177,125 and $110,700, respectively.

            Audit-Related Fees - The aggregate fees incurred for professional services rendered for audit related services by Crowe Chizek and Company LLC for the fiscal years ending December 31, 2006 and 2005 were $450 and $0, respectively. The services in 2006 are related to assistance with various accounting matters.

            Tax Fees - The aggregate fees incurred for professional services rendered for tax related services by Crowe Chizek and Company LLC for the fiscal years ending December 31, 2006 and 2005 were $39,050 and $16,575, respectively. Services for both periods related to tax return preparation, various tax consultations and tax credit opportunities. Services in 2006 included assistance with taxing authority examinations.

            All Other Fees - The aggregate fees incurred for services rendered by Crowe Chizek and Company LLC to the Company, other than the services described above, were $18,500 for 2006 and $0 for 2005. The services rendered in 2006 are related to automated work papers software.

      All services provided by Crowe Chizek and Company LLC in 2006 and 2005 were approved by the Audit Committee. All fees were approved in accordance with the preapproval policy. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of the external auditors.

Items To Be Voted On

Proposal No. 1 - Election of Directors

      Our Articles of Incorporation provide for a classified Board of Directors. The Board of Directors is divided into three classes which are as equal in number as possible. The directors in each class serve for a term of three years, and one class is elected annually. At the Annual Meeting, you will be asked to elect three directors for a term to expire at the Annual Meeting of Stockholders to be held in 2010. Any vacancies that occur after the directors are elected may be filled by the Board of Directors in accordance with law for the remainder of the full term of the vacant directorship.

      R. Wayne Estopinal, Gary L. Libs, and Kerry M. Stemler are currently serving as directors in the class of directors whose terms expire at the Annual Meeting. Our Board has nominated each of Messrs. Estopinal, Libs and Kerry Stemler to serve a 3-year term, until our 2010 annual stockholders' meeting (or until their successors have been elected and qualified).

      Each of the nominees has agreed to serve as a director if elected. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of these nominees. If any of them should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies may vote for a replacement nominee recommended by the Board of Directors, or the Board of Directors may reduce the number of directors to be elected at the Annual Meeting. At this time, the Board of Directors knows of no reason why any of the nominees listed above may not be able to serve as a director if elected.

Information About Director Nominees

      The following biographies show the age and principal occupations during the past five years of each of the nominees for director and each director whose term continues beyond the Annual Meeting. The biographies also show tenure as a director of our subsidiaries, including Your Community Bank (formerly known as Community Bank of Southern Indiana). Ages are shown as of March 8, 2007.


                                 Nominees for Three-Year Terms Ending in 2010                                             Year
                                 --------------------------------------------                                             First
                                                                                                                          Elected
Name           Age    Positions with the Company, Principal Occupations and Other Public Directorships                    Director
-----          ---    --------------------------------------------------------------------------------                    --------
R. Wayne       51     Director of Your Community Bank since 2002.  Director of Heritage Bank of Southern Indiana from        2004
Estopinal             its formation in 1996 until its merger with Your Community Bank in 2002.
                      Founder, President, and 100% owner of The Estopinal Group, LLC, an architectural firm in
                      Jeffersonville, Indiana.

Gary L. Libs   55     Vice Chairman of the Board of Directors since 2002.  Director (since 1989) and Chairman of the         1994
                      Board (since May 2002) of Your Community Bank.  President, Chief Executive Officer, and Owner of
                      Libs Paving Co., Inc. in Floyds Knobs, Indiana, since 1972.  President and Chief Executive
                      Officer of Asphalt Supply Co. in Jeffersonville, Indiana, since 1992.

Kerry M.       49      Director of Your Community Bank since 1994.  President and sole owner of KM Stemler Co., Inc., a      1997
Stemler                construction company in New Albany, Indiana, since 1981. 50% owner of the following companies:
                       KM Stemler Trucking, Inc., a commercial carrier in New Albany, Indiana;  Broadway Properties,
                       LLC, a commercial real estate developer in southern Indiana; Broadway Properties Management,
                       LLC, a property management company in southern Indiana; K&M, LLC, a real estate company in southern Indiana; KM Stemler Developers LLC, a commercial property development in southern
                       Indiana; and Progressive Site LLC, a commercial real estate developer in southern Indiana.

The Board of Directors recommends that you vote FOR the election of each of the nominees for Director for a term expiring in 2010.

Information About Continuing Directors


                                       Members of the Board of Directors Continuing in Office
                                       ------------------------------------------------------

                                             Directors Whose Terms Expire in 2008                                         Year First
                                                                                                                           Elected
Name               Age   Positions with the Company, Principal Occupations and Other Public Directorships                  Director
-----              ---   --------------------------------------------------------------------------------                  --------
George M. Ballard   59   Director of Community Bank of Kentucky, Inc. until its merger with Your Community Bank in 2003.     2001
                         Director of Your Community Bank Nelson County Business Development Board.  Vice-President and
                         partial owner of TEBCO, Inc., a farming and real estate partnership, since 1971.  President and partial owner of Ballard Brothers, Inc., a farming and real estate partnership, since 1998.
                         President and partial owner of Culpepper VII, LLC, a farming and real estate partnership, since
                         April, 2002.  Member of the Bellarmine University Alumni Board since 1998.

Dale L. Orem        68   Director and Chairman of the Board of Heritage Bank of Southern Indiana from its formation in       1997
                         1996 until its merger with Your Community Bank in 2002. Director and Vice-Chairman of the Board
                         of Your Community Bank.  Former Mayor of Jeffersonville, Indiana. Retired member of an officiating team for the National Football League.  Director of Integrity Capital Corp. of
                         Indiana.

James D. Rickard    53   Director, President and Chief Executive Officer of the Company since 2000.  Director of Your        2000
                         Community Bank since 2000.  President of Your Community Bank from October, 2000 until March,
                         2002.  Director of Community Bank of Kentucky, Inc. from 2000 until its merger with Your
                         Community Bank in 2003.  Director of Your Community Bank Nelson County Business Development
                         Board.  President and Chief Executive Officer from 1997 until 2000 of the Corbin, Kentucky office of Union Planters Bank and President, Chief Executive Officer and Director from 1990 until 1997 for its predecessor and parent (First National Bank of Corbin and parent corporation,
                         Southeast Bancorp, Inc.).

                                             Directors Whose Terms Expire in 2009                                         Year First
                                                                                                                           Elected
Name               Age   Positions with the Company, Principal Occupations and Other Public Directorships                  Director
-----              ---   --------------------------------------------------------------------------------                  --------
Gordon L.           50   Director of Your Community Bank since 1994.  Part owner of Bert R. Huncilman & Son, Inc., a         1997
Huncilman                manufacturing company in New Albany, Indiana, since 1978.  President and CEO, and part owner of
                         Huncilman Enterprises, a real estate partnership, and Huncilman, Inc. and Gizmow, Inc., both assembly firms, all of which are located in New Albany, Indiana.  Partner in Huncilman
                         Commercial Properties in New Albany, Indiana.

Timothy T. Shea     63   Director of Your Community Bank since 1986.  Director of Community Bank of Kentucky, Inc. from      1994
                         2002 until its merger with Your Community Bank in 2003.  Director of Your Community Bank Nelson
                         County Business Development Board.
                         Chief Operating Officer of Vermont American Corp., a manufacturer and marketer of power tool accessories and home storage products in Louisville, Kentucky until 2001.  Partner in Shea and
                         Young LLC, a real estate investment company located in New Albany, Indiana, since 1993.

Steven R.           46   Director of Your Community Bank since 2002 having previously served as a Director of Heritage       1997
Stemler                  Bank of Southern Indiana  from its formation in 1996 until its merger with your Community Bank in 2002.  President and owner of The Stemler Corporation, a corporation providing both commercial and residential plumbing and irrigation services in Indiana and Northern Kentucky.
                         President and sole owner of the Stemler Development Co. LLC, a land development business in
                         Southern Indiana.  Former Commissioner with the State of Indiana Ports of Indiana. Former
                         President of the River Ridge Development Authority of Jeffersonville, Indiana.  Elected to the
                         Indiana House of Representatives in 2007, representing District 71.

Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

      On the recommendation of the Audit Committee, the Board of Directors of the Company determined to engage Crowe Chizek and Company LLC as its independent registered public accounting firm for the fiscal year ending December 31, 2007 and further directed that the selection of Crowe Chizek and Company LLC be submitted for ratification by the stockholders at the Annual Meeting. Crowe Chizek and Company LLC served as the Company's independent auditors for the years ended December 31, 2006, 2005 and 2004.

      The reports of Crowe Chizek and Company LLC for the years ended December 31, 2006, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2006, 2005, and 2004, and from the period from December 31, 2006 to March 1, 2007, there were no disagreements between the Company and Crowe Chizek and Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      Article X of the Company's Bylaws states that the Company's independent auditors will be appointed by the Board of Directors, with the appointment subject to annual ratification by the stockholders. The Board of Directors and the Audit Committee of the Board of Directors will reconsider that appointment if it is not ratified by the stockholders. The appointment will be deemed ratified if votes cast in its favor at the Annual Meeting exceed votes cast against it. Abstentions will not be counted as votes cast either for or against the appointment.

      The Company has been advised by Crowe Chizek and Company LLC that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Crowe Chizek and Company LLC will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2007.

Executive Officers Who Are Not Directors

      Set forth below is information about our executive officers who do not serve as Directors, including their business experience for at least the past five years and their ages as of March 8, 2007. Officers of the Company are elected annually by the Board of Directors for a term of one year or until their successors are elected and qualify.

Name                   Age     Positions with the Company, Your Community Bank and Business Experience
----                   ---     -----------------------------------------------------------------------
George (Gray) Ball     67      Senior Vice-President since 1998 and joined the Company on December 30,
                               1997. 38 years experience in the financial services industry.
                               Vice-President, Commercial Loans, Regional Loan Manager for PNC Bank
                               prior to joining the Company.

Chris Bottorff         40      Senior Vice-President of the Company since August 2002. President of the
                               Kentucky Market Banking Division of Your Community Bank since 2002 and
                               President and director of Community Bank of Kentucky, Inc. until its merger with Your Community Bank in 2003. Commercial banker with Fifth
                               Third Bank from 1996 until 2002.

Jeffrey Cash           45      Senior Vice-President (Audit and Risk Management) of the Company since
                               January 2003. Internal auditor for the Company since 2000.
                               Vice-President - Retail for Your Community Bank from 1999 until his appointment as the Company's internal auditor.

Kevin Cecil            52      Senior Vice-President of the Company since April, 2002. Director of Your
                               Community Bank since December 2001. President of the Indiana Market
                               Banking Division of Your Community Bank since August 2003 and Chief
                               Executive Officer since August 2001. Mr. Cecil has been in the financial services industry since 1977.

Paul Chrisco           38      Senior Vice-President and Chief Financial Officer of the Company since
                               2001. Previous financial officer and accounting positions with the
                               Company since 1997.

Linda Critchfield      58      Senior Vice-President of Operations and Information Technology of the
                               Company since October 2005. Vice-President of Operations and Information
                               Technology from March 2005 to October 2005. Senior Vice-President of
                               Operations and Information Technology and Information Security Officer
                               for Your Community Bank since November 2005. Vice-President of
                               Operations and Information Technology for Your Community Bank from
                               September 2004 to November 2005. Vice President at First Security Bank
                               of Lexington, Kentucky from 1999 to 2004.

Robert McIlvoy         46      Senior Vice-President of the Company since December 2001. Mr. McIlvoy has been in the financial services industry since 1984.

M. Diane Murphy        57      Senior Vice-President and Community Relations Officer of the Company
                               since 2006 and Senior Vice President since 1996. Chief Human Resources
                               Officer of Your Community Bank from April 2000 until 2006. Community
                               Relations Officer of Your Community Bank since 2006. Affiliated with
                               Your Community Bank since 1967.

Carl Page              58      Vice President and Chief Human Resources Officer since 2006. Principal in Customer First Research Group, LLC, a consulting firm which provided consulting in various areas, including training, customer service, banking, and legal matters, from 2003 to 2006. Majority owner and manager of The Park at Middletown, LLC, a family recreation park, from
                               1996 to 2002.

Bill Wright            47      Senior Vice President, Treasurer and Director of Planning for the
                               Company since 2006. Vice President and Controller from February 2006 to
                               November 2006. Chief Financial Officer of Citizens First Corp., of
                               Bowling Green, Kentucky, from 2000 until 2005.

Other Matters

      Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

[X] PLEASE MARK VOTES                                      REVOCABLE PROXY
    AS IN THIS EXAMPLE                          COMMUNITY BANK SHARES OF INDIANA, INC.                                With-  For All
                                                                                                                For   hold    Except
                ANNUAL MEETING OF STOCKHOLDERS                     1. The election as directors for three-year  |_|    |_|      |_|
                          MAY 15, 2007                                terms expiring in  2010 of  all  of  the
                                                                      nominees listed below (except  as marked
   The undersigned  hereby appoints  Timothy T. Shea and James D.     to the contrary below):
Rickard  or either of them with full  powers of  substitution  to
act, as attorneys  and proxies for the  undersigned,  to vote all     R. Wayne Estopinal, Gary L. Libs, and Kerry M. Stemler.
shares of Common Stock of Community Bank Shares of Indiana, Inc.,
which the  undersigned  is entitled to vote at the Annual Meeting  INSTRUCTION:  To withhold  authority  to vote for any  individual of Stockholders ("Meeting") to be held at the Koetter Woodworking  nominee,  mark "For All Except" and write that  nominee's name in
Forest Discovery Center,  located in Starlight,  Indiana,  on May  The space provided below.
15, 2007 at 1:00 p.m. and at any and all adjournments thereof, as follows:
                                                                   _________________________________________________________________

                                                                   2. The ratification of the appointment of
                                                                      Crowe  Chizek  and  Company   LLC   as   For  Against  Abstain
                                                                      independent     registered      public   |_|    |_|      |_|
                                                                      accounting  firm  for  the fiscal year
                                                                      ending  December 31, 2007.

                                                                   PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. --------> |_|

                                                                      This proxy will be voted as directed,  but if no  instructions are specified, this proxy will be voted: 1. for each of the above named  nominees  for  director;  2. for the  ratification  of the independent  registered  public  accounting  firm.  The  board of directors  is not aware of any other  business to be presented at the Meeting.  However, if any matters should properly come before the  Meeting,  it is intended  that this proxy will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxy.

                                       --------------------------     When signing as attorney, executor, administrator, trustee, or
  Please be sure to sign and date      Date                        guardian,  please  give  your  full  title.  If  shares  are held
    this Proxy in the box below.                                   jointly, each holder should sign.
-----------------------------------------------------------------




----Stockholder sign above ---- Co-holder (if any) sign above----

------------------------------------------------------------------------------------------------------------------------------------

                          ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                                             COMMUNITY BANK SHARES OF INDIANA, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   Should  the above signed  shareholder  be  present  and elect to vote at the  Meeting or at any  adjournments  thereof  and after notification to the Secretary of Community Bank Shares of Indiana,  Inc., at the Meeting of the stockholder's  decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed  terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of Community Bank Shares of Indiana, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

   The above signed shareholder  acknowledges  receipt from Community Bank Shares of Indiana,  Inc.,  prior to the execution of this proxy of notice of the Meeting, a proxy statement dated April 9, 2007, and audited financial statements.

                                                       PLEASE ACT PROMPTLY
                                             SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

----------------------------------------

----------------------------------------

----------------------------------------

       Annual Meeting of Stockholders                        Revocable Proxy
                MAY 15, 2007                              COMMUNITY BANK SHARES OF                             PLEASE MARK AS    [X]
                                                               INDIANA, INC.                                   INDICATED IN THIS
                                                                                                               EXAMPLE

                                                          For All
                                           For  Withhold   Except
1. The   election    as   directors   for  |_|    |_|       |_|    2. The ratification of the appointment of    For  Against Abstain
   three-year terms expiring in  2010  of                             Crowe   Chizek  and   Company  LLC  as    |_|    |_|     |_|
   all  of  the  nominees  listed   below                             independent      registered     public
   (except  as  marked  to  the  contrary                             accounting  firm for the  fiscal  year
   below):                                                            ending December 31, 2007.

   Nominees:                                                       This proxy will be voted as directed,  but if no instructions are
   (01) R. Wayne Estopinal (02) Gary L. Libs                       specified,  this  proxy  will be voted:  1. For each of the above
   (03) Kerry M. Stemler                                           named  nominees  for  director;  2. for the  ratification  of the independent  registered  public  accounting  firm.  The  board of directors  is not aware of any other  business to be presented at the Meeting.  However, if any matters should properly come before the  Meeting,  it is intended  that this proxy will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxy.
INSTRUCTION:  To withhold  authority to vote for any  nominee(s),
mark "For All  Except"  and write  that  nominee(s')  name(s)  or          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
number(s) in the space provided below.


_________________________________________________________________  Mark here if you plan to attend the meeting ----------------> |_|

                                                                   Should the above signed  shareholder be present and elect to vote
                                                                   at  the  Meeting  or  at  any  adjournments   thereof  and  after
                                                                   notification  to  the  Secretary  of  Community  Bank  Shares  of
                                                                   Indiana,  Inc., at the Meeting of the  stockholder's  decision to terminate  this  proxy,  then  the  power of said  attorneys  and proxies  shall be deemed  terminated  and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of Community Bank Shares of Indiana, Inc. at the
                                                                   address   set  forth  on  the   Notice  of  Annual   Meeting   of
                                                                   Stockholders,  or by the filing of a later  proxy prior to a vote being taken on a particular proposal at the Meeting.

                                             --------------------  The above signed shareholder  acknowledges receipt from Community
      Please be sure to date and sign        Date                  Bank  Shares of Indiana,  Inc.,  prior to the  execution  of this
     this proxy card in the box below.                             proxy of notice of the Meeting,  a proxy statement dated April 9,
-----------------------------------------------------------------  2007, and audited financial statements.

                                                                      When signing as attorney, executor, administrator, trustee, or guardian,  please  give  your  full  title.  If  shares  are held jointly, each holder should sign.
---------- Sign above -------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------
       *** IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ***
      -----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                          FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
                                      ^                                                   ^
                                                     PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy.  Please note  telephone and Internet  votes must be cast prior to 3 a.m.,  May 15, 2007. It is not necessary to return this proxy if you vote by telephone or Internet.

 --------------------------------------------------------                       -------------------------------------------------

                     Vote by Telephone                                                             Vote by Internet

   Call Toll-Free on a Touch-Tone Phone anytime prior to                                           anytime prior to
                   3 a.m., May 15, 2007:                                                      3 a.m., May 15, 2007 go to

                      1-866-855-9704                                                      https://www.proxyvotenow.com/cbin

 --------------------------------------------------------                       -------------------------------------------------

           Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

                                                                                                                =================
                                                       Your vote is important!
                                                                                                                =================

                                 REVOCABLE PROXY
                     COMMUNITY BANK SHARES OF INDIANA, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 15, 2007
                                   1:00 P.M.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Timothy T. Shea and James D. Rickard or either of them with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Community Bank Shares of Indiana, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting") to be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on May 15, 2007 at 1:00 p.m. and at any and all adjournments thereof, as follows:




PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE
                           INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

                         v   FOLD AND DETACH HERE   v

-------------------------------------------------------------------------------

     COMMUNITY BANK SHARES OF INDIANA, INC. - ANNUAL MEETING, MAY 15, 2007:

                            YOUR VOTE IS IMPORTANT!




                       You can vote in one of three ways:

   1. Call toll free 1-866-855-9704 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

                                       or

   2. Via the Internet at https://www.proxyvotenow.com/cbin and follow the instructions.

                                       or

   3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

           Annual Meeting of Stockholders                Revocable Proxy                                  Please mark as      [x]
                    MAY 15, 2007                     COMMUNITY BANK SHARES OF                             indicated in this
                                                           INDIANA, INC.                                  example

                                                  With-  For All
1. The   election   as   directors    for   For   hold    Except     2. The ratification of the appointment   For   Against  Abstain
   three-year  terms  expiring in 2010 of   |_|    |_|      |_|    E    of Crowe Chizek and  Company LLC as   |_|     |_|      |_|
   all  of  the  nominees   listed  below                          S    independent    registered    public
   (except  as  marked  to  the  contrary                          O    accounting firm for the fiscal year
   below):                                                         P    ending December 31, 2007.

   NOMINEES:                                                         This proxy will be voted as  directed,  but if no  instructions
   (01) R. Wayne Estopinal  (02) Gary L. Libs                        are  specified,  this proxy  will be voted:  1. for each of the
   (03) Kerry M. Stemler                                             above named nominees for director;  2. for the  ratification of the independent registered public accounting firm. The board of
INSTRUCTION:  To withhold  authority to vote for any  nominee(s),    directors is not aware of any other business to be presented at
mark "For All  Except"  and write  that  nominee(s')  name(s)  or    the  Meeting.  However,  if any matters  should  properly  come
number(s) in the space provided below.                               before  the  Meeting,  it is  intended  that this proxy will be voted with respect to those other  matters in  accordance  with the judgment of the persons voting the proxy.
_________________________________________________________________
                                                                            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                                                     Mark  here  if you plan to attend the meeting ------------> |_|

                                                                     Should the above  signed  shareholder  be present  and elect to vote at the  Meeting or at any  adjournments  thereof and after notification  to the  Secretary  of  Community  Bank  Shares of
                                                                     Indiana,  Inc., at the Meeting of the stockholder's decision to terminate  this  proxy,  then the power of said  attorneys  and proxies shall be deemed  terminated and of no further force and effect.  This  proxy may also be  revoked  by  sending  written notice to the  Secretary of  Community  Bank Shares of Indiana,
                                                                     Inc. at the  address set forth on the Notice of Annual  Meeting of  Stockholders,  or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

                                                  ---------------    The  above  signed   shareholder   acknowledges   receipt  from
             Please be sure to date and sign      Date               Community Bank Shares of Indiana,  Inc., prior to the execution
             this proxy card in the box below.                       of this proxy of notice of the Meeting, a proxy statement dated
-----------------------------------------------------------------    April 9, 2007, and audited financial statements.

                                                                        When signing as attorney, executor, administrator,  trustee, or  guardian,  please give your full title.  If shares are held jointly, each holder should sign.
------------Sign above-------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------
     * * * IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW * * *
    ---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                           FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
                                       ^                                                    ^
                                                      PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy.  Please note  telephone and Internet  votes must be cast prior to 3 a.m.,  May 15, 2007. It is not necessary to return this proxy if you vote by telephone or Internet.

------------------------------------------------------------------    --------------------------------------------------------------

                      Vote by Telephone                                                      Vote by Internet

       Call Toll-Free on a Touch-Tone Phone anytime prior to                                 anytime prior to
                     3 a.m., May 15, 2007:                                               3 a.m., May 15, 2007 go to

                        1-866-855-9704                                              https://www.proxyvotenow.com/cbin

------------------------------------------------------------------    --------------------------------------------------------------

            Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

                                                                                                                =================
                                                       Your vote is important!
                                                                                                                =================

                                 REVOCABLE PROXY
                     COMMUNITY BANK SHARES OF INDIANA, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 15, 2007
                                    1:00 P.M.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints Timothy T. Shea and James D. Rickard or either of them with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Community Bank Shares of Indiana, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting") to be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on May 15, 2007 at 1:00 p.m. and at any and all adjournments thereof, as follows:

                                      ESOP




PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE
                           INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

                         v    FOLD AND DETACH HERE    v
--------------------------------------------------------------------------------

     COMMUNITY BANK SHARES OF INDIANA, INC. - ANNUAL MEETING, MAY 15, 2007:

                             YOUR VOTE IS IMPORTANT!



                       You can vote in one of three ways:

1. Call toll free 1-866-855-9704 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

                                       or

2. Via the Internet at https://www.proxyvotenow.com/cbin and follow the instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS